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                                                                    EXHIBIT 99.2


                               SECOND AMENDMENT TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of March 25, 2002 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation ("NCMC" or "Borrower"), NC CAPITAL CORPORATION, a California corporation ("NCCC" or "Borrower" and together with NCMC, the "Borrowers"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

     WITNESSETH THAT:

     WHEREAS, the Borrowers, the Lenders and the Agent are parties to a Fifth Amended and Restated Credit Agreement dated as of May 23, 2001 , as amended by that First Amendment to Fifth Amended and Restated Credit Agreement dated as of January 11, 2002 (as so amended, the "Credit Agreement") pursuant to which the Lenders provide the Borrowers with a revolving mortgage warehousing credit facility; and

     WHEREAS, the Borrowers and the Lenders have agreed to amend the Credit Agreement upon the terms and conditions herein set forth;

     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lenders agree as follows:

     1. Certain Defined Terms. Each capitalized term used herein without being
        ---------------------
defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

     2. Amendments to Credit Agreement. The Credit Agreement is hereby amended
        ------------------------------
as follows:


          (a) Increase to Commitment Amounts. Section 8.06(b) of the Credit
              ------------------------------
     Agreement is hereby amended by deleting the clause "$400,000,000" as it appears therein and by substituting in lieu thereof the clause "$750,000,000".

          (b) New Commitment Schedule. Schedule 1.01(b) to the Credit Agreement
              -----------------------
     is hereby amended and restated to read as set forth in Exhibit A hereto, which Exhibit A is hereby made a part of the Credit Agreement as Schedule 1.01(b) thereto.

     3. Conditions to Effectiveness of this Amendment. This Amendment shall
        ---------------------------------------------
become effective when the Agent shall have received counterparts of this Amendment, duly executed by the Borrowers, the Required Lenders and any other Lender whose Commitment Amount is increased by operation of this Amendment, provided the following conditions are satisfied:

          (a) Before and after giving effect to this Amendment, the representations and warranties of the Borrowers in Section 3 of the Credit Agreement, Section 5 of the Pledge

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     and Security Agreement and Section 4 of the Servicing Security Agreement,
     and of NCFC in Section 15 of the Guaranty shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

          (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing.

          (c) No material adverse change in the business, assets, financial condition or prospects of the Borrowers or NCFC shall have occurred since December 31, 2001.

          (d) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

               (i) a new Note in favor of each Lender whose Commitment Amount is increased by operation of this Amendment, in the amount of such increased Commitment Amount, each of which Notes shall constitute "Notes" under the Credit Agreement;

               (ii) copy of resolutions of the Board of Directors of each Borrower, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment, the new Notes referred to in the forgoing clause (i) and any other documents to be executed by any Borrower in connection with this Amendment (collectively, the "Amendment Documents");

               (iii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of any Borrower made or entered following the date of the most recent certified copies thereof furnished to the Lenders;

               (iv) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to the Amendment Documents;

               (v)   a Reaffirmation of the NCFC Guaranty duly executed by NCFC;
          and

               (vi) such other documents, instruments, opinions and approvals as the Agent may reasonably request.




                                     - 2 -

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     4. Acknowledgments. Each Borrower and each Lender party hereto acknowledge
        ---------------
that, as amended hereby, the Credit Agreement and the other Loan Documents remains in full force and effect with respect to the Borrowers and the Lenders, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement as amended hereby. Each Borrower confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. Each Borrower represents and warrants that (i) the execution, delivery and performance of the Amendment Documents is within its corporate powers and has been duly authorized by all necessary corporate action; (ii) the Amendment Documents have been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Events of Default or Unmatured Events of Default exist.

     5. General.
        -------

          (a) Each Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of the Amendment Documents and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.

          (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

          (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

          (e) This Amendment shall be binding upon the Borrowers, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

                                     - 3 -

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                                 NEW CENTURY MORTGAGE
                                                 CORPORATION

                                                 By: /s/ Edward F. Gotschall
                                                    ----------------------------
                                                 Name:__________________________
                                                 Title: Executive Vice President
                                                       -------------------------


                                                 NC CAPITAL CORPORATION


                                                 By: /s/ Edward F. Gotschall
                                                    ----------------------------
                                                 Name:__________________________
                                                 Title: Chief Financial Officer
                                                       -------------------------


                                                 U.S. BANK NATIONAL ASSOCIATION


                                                 By: /s/ Edward D. Jenkins
                                                    ----------------------------
                                                 Name:__________________________
                                                 Title: Senior Vice President
                                                       -------------------------


                                                 RESIDENTIAL FUNDING CORPORATION


                                                 By: /s/ William E. Moffatt
                                                    ----------------------------
                                                 Name:__________________________
                                                 Title: Loan Officer/Director
                                                       -------------------------


                                                 CDC MORTGAGE CAPITAL INC.


                                                 By:____________________________
                                                 Name: ________________________
                                                 Title: _______________________:


                                                 By:____________________________
                                                 Name: _________________________
                                                 Title: ________________________


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                                                 GUARANTY BANK


                                                 By: /s/ Gregory W. Jackson
                                                    ----------------------------
                                                 Name: _________________________
                                                 Title: Senior Vice President
                                                       -------------------------


                                                 WASHINGTON MUTUAL BANK, FA


                                                 By:____________________________
                                                 Name: _________________________
                                                 Title: ________________________



                                      S-2

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                                SCHEDULE 1.01(b)

                               LENDER COMMITMENTS
                               ------------------

         Lender                                            Commitment Amount
         ------                                            -----------------

U.S. Bank National Association                                $125,000,000
Guaranty Bank                                                  $65,000,000
Residential Funding Corporation                               $125,000,000
CDC Mortgage Capital Inc.                                      $70,000,000
Washington Mutual Bank, FA                                     $25,000,000



                                      S-3